SETTLEMENT AGREEMENT

         THIS SETTLEMENT AGREEMENT (the "Agreement") is made and entered into as of this 9th day of July, 1999, by and between INDUSTRIAL STATE BANK, a Kansas state bank (the "Bank"), and DELMAR A. JANOVEC and MARILYN C. JANOVEC, two (2) individuals (the "Janovecs"), and AMERIRESOURCE TECHNOLOGIES, INC., a Delaware corporation ("ARET" and ARET and the Janovecs hereinafter collectively referred to as the "Settling Defendants");

         WITNESSETH:

         WHEREAS,  on or about  November  24,  1998,  Bank  commenced  an action against ARET in Case No.98-C-14923, captioned Industrial State Bank v. AmeriResource Technologies, Inc., in the District Court of Johnson County, Kansas, Civil Court Department (the "ARET Action"); and

         WHEREAS, on or about November 24, 1998, Bank commenced an action against the Janovecs in Case No.98-C-14924, captioned Industrial State Bank v. Delmar A. Janovec and Marilyn C. Janovec, in the District Court of Johnson County, Kansas, Civil Court Department (the "Janovec Action" and the ARET Action and the Janovec Action hereinafter collectively referred to as the "Actions"); and

         WHEREAS, at this time, Bank and the Settling Defendants wish to settle such claims and to resolve any issues between the parties pursuant to the terms hereof.

         NOW, THEREFORE, in consideration of the premises, covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

         1. Payment of Settlement Amount; Transfer of Preferred Stock. The Janovecs and ARET shall tender the sum of One Hundred Thousand Dollars ($100,000.00) (the "First Payment") on or before July 16, 1999 by wire transfer in immediately available funds to Bank and shall tender the sum of One Hundred Thousand Dollars ($100,000.00) (the "Second Payment" and the First Payment and the Second Payment hereinafter collectively referred to as the "Settlement Amount") on or before August 30, 1999 by wire transfer in immediately available funds to Bank. On or before the date of the payment of the First Payment, Delmar
A. Janovec shall cooperate with Bank to cause, and shall cause, the 2,760,000 shares of preferred stock of ARET, pledged as collateral by the Janovecs, to be converted into the common stock of ARET and transferred into the name of Bank or its nominee (the "Stock Transfer").

         2. Representations and Warranties of Bank. Bank represents and warrants as follows:

                  (a) Authority; No Conflict. Bank has the power to execute and deliver this Agreement. The execution, delivery and performance of this Agreement will not violate or breach any provision of any mortgage, trust, indenture, lien, lease, agreement, instrument, order, judgment, law, statute, regulation, ordinance, decree or other restriction of any kind or character to which Bank is subject. This Agreement has been duly authorized, executed and delivered by Bank and is valid, binding and enforceable against it in accordance with its terms.

                  (b) No Transfer. Bank has not sold, conveyed, transferred or assigned to any other person




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or entity any Claim (as that term is defined in Section 4(a) below)  against any of the Settling Defendants, nor any rights in or to any matter, released herein.

         3. Representations and Warranties of Settling Defendants. Each of the Settling Defendants represents and warrants as follows:

                  (a) Authority; No Conflict; Enforceability. ARET has the power to execute and deliver this Agreement. The execution, delivery and performance of this Agreement will not violate or breach any provision of any mortgage, trust, indenture, lien, lease, agreement, instrument, order, judgment, law, statute, regulation, ordinance, decree or other restriction of any kind or character to which ARET is subject. This Agreement has been duly authorized, executed and delivered by ARET and is valid, binding and enforceable against it in accordance with its terms. This Agreement has been duly executed and delivered by the Janovecs and will be valid, binding and enforceable against them in accordance with its terms.

                  (b) No Transfer. Neither the Janovecs nor ARET has sold, conveyed, transferred or assigned to any other person or entity any Claim (as that term is defined in Section 4(a) below) against Bank, nor any rights in or to any matter, released herein.

         4.       Release of Settling Defendants.

                  (a) Release and Discharge. Upon the payment of the Settlement Amount and the Stock Transfer, Bank, on behalf of itself, and its affiliates, directors, officers, constituents, agents, servants, employees, representatives and attorneys, and the predecessors, successors and assigns of each of them, and all persons claiming through and under them, and each of them jointly and severally (collectively, the "Releasing Bank Parties"), do hereby release, acquit, remise, forgive and forever discharge the Settling Defendants, and their respective directors, officers, constituents, agents, servants, employees, successors, assigns, representatives and attorneys from and against any and all matters, events, conditions, indebtedness, suits, demands, representations, agreements, debts, obligations, liabilities, damages, claims, actions, and causes of action of any nature whatsoever (any such matter being referred to herein a "Claim"), whether known or unknown, arising out of or related to or in connection with any actions, failures to act, events, occurrences, facts or allegations, or any combination thereof, including, without limitation, all claims which were or could have been alleged in the Actions.

                  (b) Nature of Release and Discharge. Bank, on behalf of itself and each of the Releasing Bank Parties, expressly understands and acknowledges that the releases set forth herein include all matters liquidated, unliquidated, known, apparent, concealed, mature or immature.

                  (c) Operation of Release. The releases set forth herein shall operate against each of Bank and the other Releasing Bank Parties in all capacities of each such party, whether the claims are direct, indirect, derivative or otherwise.

                  (d) No Support of Released Claim. Bank, in any capacity whatsoever, shall not bring or support any claim settled or released herein against any of the Settling Defendants.

         5.       Release of Bank.




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                  (a) Release and Discharge.  Upon the payment of the Settlement
Amount and the Stock Transfer, the Settling Defendants, on behalf of themselves and their respective affiliates, directors, officers, constituents, agents, servants, employees, representatives and attorneys, and the predecessors, successors and assigns of each of them, and all persons claiming through and under them, and each of them jointly and severally (collectively, the "Releasing Defendant Parties"), do hereby release, acquit, remise, forgive and forever
discharge  Bank,  its  directors,  officers,  constituents,   agents,  servants,
employees, successors, assigns, representatives and attorneys from and against any and all Claims, whether known or unknown, arising out of or related to or in connection with any actions, failures to act, events, occurrences, facts or allegations, or any combination thereof, including, without limitation, all claims which were or could have been alleged in the Actions.

                  (b) Nature of Release and Discharge. The Settling Defendants, on behalf of themselves and each of the Releasing Defendant Parties, expressly understand and acknowledge that the releases set forth herein include all matters liquidated, unliquidated, known, apparent, concealed, mature or immature.

                  (c) Operation of Release. The releases set forth herein shall operate against each of the Settling Defendants and the other Releasing Defendant Parties in all capacities of each such party, whether the claims are direct, indirect, derivative or otherwise.

                  (d) No Support of Released Claim. Each of the Settling Defendants, in any capacity whatsoever, shall not bring or support any claim settled or released herein against Bank.

         6. Dismissal of Actions. Upon the payment of the Settlement Amount and the Stock Transfer, Bank shall file the Joint Motions for Dismissal With
Prejudice, attached hereto as Exhibit A, and the Orders of Dismissal With Prejudice, attached hereto as Exhibit B, pursuant to which the Actions shall be dismissed with prejudice. Bank and the Settling Defendants agree that the dismissal with prejudice pursuant to this Section shall provide that each party is to bear its, his or her own respective costs.

         7. No Admission. Each of the parties to this Agreement acknowledges its, his or her understanding that this Agreement and release is a compromise of disputed claims, and that each party does not admit liability of any nature or kind with respect to any claims asserted by any of the other parties.

         8. Third Party Beneficiaries. This Agreement is not intended to, and shall not, confer upon any person other than the parties hereto any rights or remedies hereunder.

         9. Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

         10 Negotiated Transaction. The provisions of this Agreement were negotiated by the parties hereto and said Agreement shall be deemed to have been jointly drafted by the parties hereto.

         11. Legal Counsel. Each party represents and warrants that it, he or she has consulted with and has been advised by legal counsel regarding this Agreement.



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         12.  Nature of  Claims  and  Debts.  Bank and the  Settling  Defendants
acknowledge that the claims that are the subject of the settlement set forth in this Agreement consist of contested and disputed claims between the parties and that Bank and the Settling Defendants respectively dispute the claims of the other party or parties. Bank represents and acknowledges that the debts alleged to be due and owing to it by the Settling Defendants constitute contested liabilities and disputed debts of the Settling Defendants. Bank further represents that the principal amount of the alleged indebtedness of the Janovecs is $2,941,058.20 and the principal amount of the alleged indebtedness of ARET is $1,071,214.15. Bank represents that it is its position that it must file Internal Revenue Service Form 1099-C with respect to the principal amounts of the indebtedness that it alleges are owed to it by the Settling Defendants even though the foregoing debts constitute contested liabilities and disputed debts. Bank shall take such actions, execute such documents and take such further steps as reasonably requested by the Settling Defendants to assist the Settling Defendants in any actions, inquiries or proceedings which may be made or instituted by the Internal Revenue Service with regard to the treatment of this Agreement.

         13. Payment of Expenses. Each of the parties hereto shall pay its, his or her own out-of-pocket costs and expenses with regard to the preparation, delivery and execution of this Agreement. Any party hereto shall have the right to maintain an action in any court of competent jurisdiction to enforce and/or to recover damages for a breach of the rights and/or obligations created by, or provided pursuant to, this Agreement. If such court action is successful, the prevailing party shall be reimbursed by the other party or parties for all fees and expenses (including attorneys' fees) actually and reasonably incurred in connection with such action (including, without limitation, the investigation, defense, settlement or appeal of such action).

         14. Assignment. This Agreement and the rights and obligations hereunder shall not be assigned by any party, without the prior written consent of the other parties hereto, and any attempted assignment without such written consent shall be null and void and without legal effect.

         15. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Agreement by signing any such counterpart.

         16. Governing Law and Choice of Law. This Agreement and all rights hereunder shall be governed by, and construed in accordance with, the laws of the State of Kansas.

         17. Headings. The headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions, sections or subsections of this Agreement.

         18. Entire Agreement. This Agreement and all other pleadings to be executed and delivered in connection herewith embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.










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         19. No  Inducement.  Each party hereto  represents  and warrants to the other party that it, he or she is relying upon no facts or information obtained from any other party hereto in entering into this Agreement, that there is no inducement for this Agreement other than as set forth herein, and that such warranting party has conducted, or has had the opportunity to conduct, its, his or her own investigation into facts and circumstances surrounding all matters set forth herein and is satisfied with the results and the extent of its, his or her investigation.

         20. Amendments. No amendment or modification of any of the provisions hereof shall be of any force or effect unless contained in writing and signed by Bank and each of the Settling Defendants.

         21. Notices. All notices required hereunder or pertaining hereto shall be in writing and may be delivered by any means, including, but not limited to, delivery by personal delivery, first class registered or certified mail, postage prepaid, return receipt requested, by a nationally recognized overnight commercial courier service with charges prepaid, or by facsimile transmission. Notices shall be deemed received upon actual receipt. In addition, notices shall be deemed to have been received upon any of the following: (a) delivery, (b) one attempted but failed delivery to the address of record during business hours,
(c) refusal to accept delivery as shown on the United States Postal Service return receipt or similar advice from the applicable courier service, or (d) electronic confirmation of the facsimile transmission. Notices shall be directed to the addresses set forth below:

         If to Bank                         Industrial State Bank.
                                            32nd and Strong
                                            P.O. Box 6007
                                            Kansas City, Kansas 66016
                                            Attention:  President
                                            Fax:  (913) 831-2013

         with a copy to:            Chris W. Henry, Esq.
                                            Payne & Jones, Chartered
                                            11000 King, Suite 200
                                            P. O. Box 25625
                                            Overland Park, Kansas 66225-5625
                                            Fax:  (913) 469-0132

         If to Settling Defendants:         Delmar A. Janovec
                                            AmeriResource Technologies, Inc.
                                            9319 Santa Fe Drive
                                            Overland Park, Kansas 66212
                                            Fax:  (913) 341-2809





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         with a copy to:            Richard D. Rhyne, Esq.
                                            Craft Fridkin & Rhyne, L.L.C.
                                            1100 One Main Plaza
                                            4435 Main Street
                                            Kansas City, Missouri  64111
                                            Fax:  (816) 753-3222

Any party may change its or their address for purposes of this Agreement by giving notice of such change in accordance with this Section, provided that such an address change shall not be effective until two (2) business days after notice of the change is deemed to have been received.

         22. Execution by Facsimile. If a party signs this Agreement and transmits a facsimile transmission of the signature page to the other party, the party who receives the transmission may rely upon the facsimile transmission as a signed original of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             INDUSTRIAL STATE BANK



                                             By:
                                                Name:
                                                Title:




                                             DELMAR A. JANOVEC



                                             MARILYN J. JANOVEC


                                             AMERIRESOURCE TECHNOLOGIES, INC.



                                             By:
                                             Name:  Delmar A. Janovec
                                             Title:  President





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APPROVED AND AGREED TO:

PAYNE & JONES, CHARTERED




Chris W. Henry
11000 King, Suite 200
P. O. Box 25625
Overland Park, Kansas 66225-5625
Fax:  (913) 469-0132

Attorneys for Bank

CRAFT FRIDKIN & RHYNE, L.L.C.




Richard D. Rhyne
1100 One Main Plaza
4435 Main Street
Kansas City, Missouri 64111
Fax:  (816) 753-3222

Attorneys for Settling Defendants







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